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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) JANUARY 30, 2001
                                                         ----------------

                                NRG ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


              000-25569                                   41-1724239
       (Commission File Number)               (IRS Employer Identification No.)


       901 MARQUETTE AVENUE, SUITE 2300                   MINNEAPOLIS, MN 55402
       ------------------------------------------------------------------------
       (Address of principal executive offices)                      (Zip Code)



         Registrant's telephone number, including area code 612-373-5300
                                                            ------------



          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

On January 30, 2001, NRG Energy, Inc. reported its financial results for the year ended December 31, 2000.

The press release reporting NRG Energy's financial results is filed with this Form 8-K as Exhibit 99.1 See "Item 7. Exhibits."



Item 7. Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.          Description

99.1                 Press release issued January 30, 2001, of NRG Energy, Inc.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NRG Energy, Inc.
                                     (Registrant)



                                     By /s/  Leonard A. Bluhm
                                        ---------------------------
                                         Leonard A. Bluhm
                                         Executive Vice President and Chief
                                         Financial Officer
                                         (Principal Financial Officer)



Dated:  February 1, 2001